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                                                                 EXHIBIT a(1)(j)


                                 AMENDMENT NO. 9
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP


         This Amendment No. 9 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group ("Amendment") amends, effective as of July 13, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Agreement").

         Whereas, under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute the Amendment.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by the Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 12, 2001.


                                           /s/ ROBERT H. GRAHAM
                                          --------------------------------------
                                          Name:   Robert H. Graham
                                          Title:  President



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                          EXHIBIT 1 TO AMENDMENT NO. 9
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP



                                   "SCHEDULE A
                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF




AIM Balanced Fund                                    AIM Basic Balanced Fund

Class A Shares                                       Class A Shares
Class B Shares                                       Class B Shares
Class C Shares                                       Class C Shares

AIM European Small Company Fund                      AIM Global Utilities Fund

Class A Shares                                       Class A Shares
Class B Shares                                       Class B Shares
Class C Shares                                       Class C Shares

AIM International Emerging Growth Fund               AIM New Technology Fund

Class A Shares                                       Class A Shares
Class B Shares                                       Class B Shares
Class C Shares                                       Class C Shares

AIM Select Equity Fund                               AIM Small Cap Equity Fund

Class A Shares                                       Class A Shares
Class B Shares                                       Class B Shares
Class C Shares                                       Class C Shares

AIM Value Fund                                       AIM Value II Fund

Class A Shares                                       Class A Shares
Class B Shares                                       Class B Shares
Class C Shares                                       Class C Shares

AIM Worldwide Spectrum Fund

Class A Shares
Class B Shares
Class C Shares"

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